Summary of Cash Flows Associated With Issuance and Maturities of Commercial Paper (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Sep. 27, 2014
Maturities less than 90 days:
Proceeds from (repayments of) commercial paper, net	$ 1,865
Maturities greater than 90 days:
Proceeds from commercial paper	4,771
Repayments of commercial paper	(330)
Maturities greater than 90 days, net	4,441
Total proceeds from issuance of commercial paper, net	$ 6,306